SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12

  . . . . . . . . . . . . . . . . . . . . . . . .The Gabelli Equity
Trust Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . .Brigid O. Bieber, Assistant
Secretary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(j)(2).
[    ]	$500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4)	Proposed maximum aggregate value of transaction:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .
. . . . . . . . .



G:\SHARED\3RDPARTY\GEBEQTRU\PROXIES\SCHDL14A.DOC

                         THE GABELLI EQUITY TRUST INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 17, 1995
                            ------------------------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Wednesday, May 17, 1995, at 10:00 a.m., for the following purposes:

     1.  To elect three Directors of the Equity Trust (PROPOSAL 1);

     2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Equity Trust for the year ending December 31, 1995 (PROPOSAL 2); and

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     The close of business on March 1, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Directors

                                            J. HAMILTON CRAWFORD, JR.
                                            Secretary

April 3, 1995

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                          REGISTRATION                      VALID SIGNATURE
                          ------------                      ---------------
CORPORATE ACCOUNTS
(1)    ABC Corp..........................................   ABC Corp.
(2)    ABC Corp..........................................   John Doe, Treasurer
(3)    ABC Corp.
         c/o John Doe, Treasurer.........................   John Doe
(4)    ABC Corp., Profit Sharing Plan....................   John Doe, Trustee

TRUST ACCOUNTS
(1)    ABC Trust.........................................   Jane B. Doe, Trustee
(2)    Jane B. Doe, Trustee
         u/t/d 12/28/78..................................   Jane Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1)    John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA...................   John B. Smith
(2)    John B. Smith.....................................   John B. Smith, Jr., Executor

                         THE GABELLI EQUITY TRUST INC.
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 17, 1995
                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on May 17, 1995, at 10:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     In addition to the solicitation of Proxies by mail, officers of the Equity Trust and officers and regular employees of The Shareholder Services Group, Inc. ("TSSG"), the Equity Trust's sub-administrator, affiliates of TSSG or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Equity Trust has retained Georgeson and Company Inc. to assist in the solicitation of Proxies for a fee estimated at $7,500 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Equity Trust's most recent annual report is available upon request, without charge, by writing or calling the Equity Trust at One Corporate Center, Rye, New York, 10580-1434 or (800) 422-3554.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the election of the nominees as Directors, FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Equity Trust at the above address prior to the date of the Meeting.

     In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.

     The close of business on March 1, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 87,223,731 shares of the Equity Trust outstanding.

     To the knowledge of the management of the Equity Trust, no person owns of record or beneficially 5% or more of the shares of the Equity Trust except that, as of March 1, 1995, 69,027,575 shares were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of such shares, 23,336,055 shares, representing 26.80% of the outstanding shares of the Equity Trust, are held by The Depository Trust Company as nominee for Smith Barney Inc., representing approximately 20,959 discretionary and non-discretionary accounts.

     This Proxy Statement is first being mailed to shareholders on or about April 3, 1995.

           PROPOSAL 1:  TO ELECT THREE DIRECTORS OF THE EQUITY TRUST

     At the Meeting, the following three of the nine Directors of the Equity Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of Mr. Conn, who became a Director of the Equity Trust on May 15, 1989 and Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992.

                                                                     NUMBER AND PERCENTAGE OF
                                                                     SHARES OF CAPITAL STOCK
                                POSITION WITH THE EQUITY TRUST,        BENEFICIALLY OWNED**
                                BUSINESS EXPERIENCE DURING PAST       DIRECTLY OR INDIRECTLY
 NAME AND BUSINESS ADDRESS            FIVE YEARS AND AGE                 ON MARCH 1, 1995
- - ----------------------------  -------------------------------------  ------------------------
*MARIO J. GABELLI, CFA        Chairman of the Board, President and             884,651
 One Corporate Center         Chief Investment Officer of the                   (1.01%)
 Rye, NY 10580-1434           Equity Trust; Chairman of the Board,
                              Chief Executive Officer and Chief
                              Investment Officer of Gabelli Funds,
                              Inc.; Chairman of the Board and Chief
                              Executive Officer of GAMCO Investors
                              Inc., Chairman of the Board and
                              Director of Lynch Corporation;
                              Director and Adviser of Gabelli
                              International Ltd. Mr. Gabelli is 52
                              years old.
                              (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)

DR. THOMAS E. BRATTER         Director of the Equity Trust.                   7,693***
The John Dewey Academy        Director, President and Founder, The
Searles Castle                John Dewey Academy (residential
Main Street                   college preparatory therapeutic high
Great Barrington, MA 01230    school). Dr. Bratter is 55 years old.
                              (10)

FELIX J. CHRISTIANA           Director of the Equity Trust.                  20,874***
45 Pondfield Parkway          Retired; formerly Senior Vice
Mt. Vernon, NY 10522          President of Dollar Dry Dock Savings
                              Bank. Mr. Christiana is 70 years old.
                              (1)(2)(3)(4)(5)(8)(10)

     The following Directors of the Equity Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                     NUMBER AND PERCENTAGE OF
                                                                     SHARES OF CAPITAL STOCK
                                 POSITION WITH THE EQUITY TRUST,       BENEFICIALLY OWNED**
                              BUSINESS EXPERIENCE DURING PAST FIVE    DIRECTLY OR INDIRECTLY
 NAME AND BUSINESS ADDRESS      YEARS, AGE AND DATE TERM EXPIRES         ON MARCH 1, 1995
- - ----------------------------  -------------------------------------  ------------------------
PAUL R. ADES                  Director of the Equity Trust. Partner          9,974***
272 South Wellwood Avenue     in the law firm of Murov and Ades.
P.O. Box 504                  Mr. Ades is 54 years old. (1996)(10)
Lindenhurst, NY 11757

                                                                     NUMBER AND PERCENTAGE OF
                                                                     SHARES OF CAPITAL STOCK
                                 POSITION WITH THE EQUITY TRUST,       BENEFICIALLY OWNED**
                              BUSINESS EXPERIENCE DURING PAST FIVE    DIRECTLY OR INDIRECTLY
 NAME AND BUSINESS ADDRESS      YEARS, AGE AND DATE TERM EXPIRES          0N MARCH 1, 1995
- - ----------------------------  -------------------------------------  ------------------------
WILLIAM CALLAGHAN             Director of the Equity Trust.                    247***
130 East 40th Street          President of Bill Callaghan
New York, NY 10016            Associates, Ltd., an executive search
                              company. Mr. Callaghan is 51 years
                              old. (1996)(3)(10)

JAMES P. CONN                 Director of the Equity Trust.                 20,919***
One Corporate Center          Managing Director of Financial
Rye, NY 10580-1434            Security Assurance since 1992;
                              President and Chief Executive Officer
                              of Bay Meadows Operating Company from
                              1988 through 1992. Mr. Conn is 57
                              years old. (1997)(1)(2)(10)

ANTHONY R. PUSTORINO          Director of the Equity Trust.                  5,729***
121 Arleigh Road              Certified Public Accountant.
Douglaston, NY 11363          Professor of Accounting, Pace
                              University, since 1965. Director,
                              President and shareholder of
                              Pustorino, Puglisi & Co., P.C.,
                              certified public accountants, from
                              1961 to 1990. Mr. Pustorino is 69
                              years old. (1997) (1)(2)(3)(4)(5)(10)

*KARL OTTO POHL               Director of the Equity Trust. Partner                 0
 One Corporate Center         of Sal Oppenheim Jr. & Cie (private
 Rye, NY 10580-1434           investment bank); Former President of
                              the Deutsche Bundesbank and Chairman
                              of its Central Bank Council from 1980
                              through 1991; Currently Board Member
                              of Zurich Versicherungs-Gesellschaft
                              (Insurance); the International
                              Council for JP Morgan & Co.;
                              Supervisory Board Member of Royal
                              Dutch; ROBECo/o Group; and Advisory
                              Director of Unilever N.V. and
                              Unilever Deutschland. Mr. Pohl is 65
                              years old.
                              (1997)(1)(2)(3)(4)(5)(6)(7)(9)(10)

SALVATORE J. ZIZZA            Director of the Equity Trust.                 11,914***
The Lehigh Group Inc.         President and Chief Executive Officer
810 Seventh Avenue,           of The Lehigh Group Inc. (an
New York, NY 10019            electrical supply wholesaler). Mr.
                              Zizza is 49 years old. (1996)
                              (1)(2)(4)(10)
Directors and Officers as a                                                   962,399
  Group                                                                        (1.10%)

- - ------------
  * "Interested person" of the Equity Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is an "interested person" as a result of his employment as an officer of the Equity Trust and its adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from Gabelli Funds, Inc. but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person", the Equity Trust is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.

 ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.


 *** Less than 1%.
(1) Trustee of The Gabelli Asset Fund.
(2) Trustee of The Gabelli Growth Fund.
(3) Director of The Gabelli Value Fund Inc.
(4) Director of The Gabelli Convertible Securities
    Fund, Inc.
(5) Director of Gabelli Equity Series Funds, Inc.
(6) Trustee of The Gabelli Money Market Funds.
(7) Director of Gabelli Investor Funds, Inc.
(8) Director of Gabelli Global Series Funds, Inc.
(9) Director of Gabelli Gold Fund, Inc.
(10) Director of Gabelli Global Multimedia Trust Inc.


     The Equity Trust pays each Director not affiliated with the Gabelli Funds, Inc. (the "Investment Adviser") or its affiliates, a fee of $10,000 per year plus $1,000 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Equity Trust to such Directors during the fiscal year ended December 31, 1994, amounted to $125,467.

     During the year ended December 31, 1994, the Directors of the Equity Trust met seven times, three of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member, with the exception of Karl Otto Pohl who attended less than 75% of the total meetings. However, Mr. Pohl attended at least 75% of the regular meetings of Directors. Felix J. Christiana and Anthony R. Pustorino serve on the Equity Trust's Audit Committee and these Directors are not "interested persons" of the Equity Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Equity Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Equity Trust. During the fiscal year ended December 31, 1994, the Audit Committee met twice.

     The Directors serving on the Equity Trust's Nominating Committee are Felix
J. Christiana (Chairman), Paul R. Ades, William Callaghan, James P. Conn, Anthony R. Pustorino and Salvatore J. Zizza, none of whom are "interested persons" of the Equity Trust as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee did not meet during the fiscal year ended December 31, 1994. The Equity Trust does not have a standing compensation committee.

     Bruce N. Alpert, Vice President and Treasurer of the Equity Trust, Marc S. Diagonale, Vice President of the Equity Trust and J. Hamilton Crawford, Jr., Secretary of the Equity Trust, are the only executive officers of the Equity Trust not included in the listing of Directors above. Mr. Alpert is 43 years old and has served as an officer of the Equity Trust since August 1988. Since June 1988, he also has served as Vice President and Chief Financial and Administrative Officer of the Investment Advisory Division of the Investment Adviser; and he currently serves as an officer for each mutual fund managed by the Investment Adviser. Mr. Diagonale is 28 years old and served as a client services representative for Gabelli & Company, Inc. from March 1993 until he became Assistant Vice President of the Equity Trust on May 9, 1994. He was appointed Vice President of the Equity Trust and The Gabelli Global Multimedia Trust, Inc. on February 22, 1995. Prior to 1993, Mr. Diagonale was a masters of business administration student at New York University. Mr. Crawford is 65 years old and has served as Secretary of the Equity Trust since July 1, 1992. He is also Senior Vice President and General Counsel of the Investment Advisory Division of the Investment Adviser, and serves as Secretary for each mutual fund managed by the Investment Adviser. Prior to that time, Mr. Crawford was an attorney in private practice from 1990 to 1992 and was Executive Vice President and General Counsel of Prudential Mutual Fund Management, Inc. from 1988 to 1990. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.


     The following table sets forth certain information regarding the compensation of the Equity Trust's directors and officers. Officers of the Equity Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust. No executive officer or person affiliated with the Equity Trust received compensation from the Equity Trust for the fiscal year ended December 31, 1994 in excess of $60,000.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1994

                                                                                    TOTAL
                                                 PENSION OR                     COMPENSATION
                                                 RETIREMENT      ESTIMATED        FROM THE
                                AGGREGATE         BENEFITS         ANNUAL       EQUITY TRUST
                               COMPENSATION      ACCRUED AS       BENEFITS        AND FUND
                                 FROM THE       PART OF FUND        UPON        COMPLEX PAID
NAME OF PERSON AND POSITION    EQUITY TRUST       EXPENSES       RETIREMENT     TO DIRECTORS*
- - ---------------------------    ------------     ------------     ----------     -------------
MARIO J. GABELLI                        0          0               N/A                   0
Chairman of the Board
PAUL R. ADES                     $ 14,000          0               N/A             $14,000(2)
Director
DR. THOMAS E. BRATTER            $ 14,000          0               N/A             $14,000(2)
Director
BILL CALLAGHAN                   $ 14,000          0               N/A             $28,000(3)
Director
FELIX J. CHRISTIANA              $ 15,000          0               N/A             $64,500(9)
Director
JAMES P. CONN                    $ 14,000          0               N/A             $30,000(4)
Director
KARL OTTO POHL                   $ 13,000          0               N/A             $64,750(12)
Director
ANTHONY R. PUSTORINO             $ 15,000          0               N/A             $69,000(8)
Director
SALVATORE J. ZIZZA               $ 14,000          0               N/A             $35,000(5)
Director

- - ------------

 * Represents the total compensation paid to such persons during the calendar year ended December 31, 1994 by investment companies (including the Equity Trust) from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.


REQUIRED VOTE

     In the election of Directors of the Equity Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the three positions.

       PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE
                  INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST
                     FOR THE YEAR ENDING DECEMBER 31, 1995

     Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Equity Trust to serve as independent accountants for the Equity Trust's fiscal year ending December 31, 1995. Price Waterhouse LLP has advised the Equity Trust that it is independent with respect to the Equity Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").

     Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Equity Trust represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST FOR THE YEAR ENDING DECEMBER 31, 1995.

THE INVESTMENT ADVISER AND ADMINISTRATOR AND SPONSOR

     Gabelli Funds, Inc. acts as investment adviser and administrator and sponsor to the Equity Trust. The business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Equity Trust's officers and Directors, and persons who own more than ten percent of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent shareholders are required by Commission regulation to furnish the Equity Trust with copies of all Section (16)(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Equity Trust believes that during 1994 its officers, Directors and greater than ten percent shareholders complied with all applicable filing requirements under the Exchange Act.

BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each candidate receives the highest number of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of Price Warehouse LLP as independent accountants of the Equity Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.

     Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 1995.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Equity Trust which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 1996, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting not later than December 4, 1995.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        THE GABELLI EQUITY TRUST INC.

              THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino and Felix J. Christiana, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on May 17, 1995 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the proposals.

- - --------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.
         ------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Equity
Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
- - --------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

________________________________________     ___________________________________

________________________________________     ___________________________________

________________________________________     ___________________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

1) To Elect three Directors of the Equity Trust.                                With-               For All
                                                            For                 hold                Except
                                                           /  /                 /  /                /  /

                                     MARIO J. GABELLI; THOMAS E. BRATTER, FELIX J. CHRISTIANA

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee.

2) To ratify the selection of Price Waterhouse LLP as       For                 Against             Abstain
   the independent accountants of the Equity Trust for     /  /                 /   /               /  /
   the year ending December 31, 1995;

3) To consider and vote upon such other matters as may come before said Meeting or any adjournment thereof.


      RECORD DATE SHARES:
_________________________________________________



                REGISTRATION


_________________________________________________


                                                   __________________
      Please be sure to sign and date this Proxy.   Date                      Mark box at right if comments or address
_____________________________________________________________________         changes have been noted on the reverse side  /  /
                                                                              of this card.
      Shareholder sign here                     Co-owner sign here
_____________________________________________________________________

- - --------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

                        THE GABELLI EQUITY TRUST INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 17, 1995.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


The Gabelli Equity Trust Inc.